PLAN INVESTMENT FUND, INC.
SUPPLEMENT DATED DECEMBER 16, 2008
TO THE PROSPECTUS DATED APRIL 29, 2008
     As previously disclosed, Plan Investment Fund, Inc. (the “Fund”) filed a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”), relating to its Government/REPO Portfolio and its Money Market Portfolio (the “Portfolios”), to participate in the Treasury’s Temporary Guarantee Program (the “Program”) for money market funds. On October 21, 2008, the Treasury advised the Fund of its acceptance for participation in the Program.
     Under the Program, subject to certain conditions and limitations, the Treasury will guarantee the price of the shares of a participating money market fund held by shareholders as of September 19, 2008 at $1.00 per share, if the net asset value per share of such money market fund falls below $0.995 and such fund liquidates.
     The Program has been in effect for an initial three month term expiring on December 18, 2008. On November 24, 2008 the Treasury announced an extension of the Program for the period from December 19, 2008 through April 30, 2009 (the “Program Extension”).
     The Fund has determined to participate in the Program Extension with respect to each of the Portfolios. The Fund has submitted an extension notice to the Treasury and has made the required payment in the amount of .015% of each Portfolio’s Fund Designated Asset Base (as defined in the Guarantee Agreement) as of September 19, 2008. Each Portfolio will bear this expense without regard to any expense limitation currently in effect for such Portfolio, provided that pursuant to a voluntary fee waiver between the Fund and BlackRock Institutional Management Corporation, the Fund’s investment adviser (“BlackRock”), and BCS Financial Services Corporation, the Fund’s administrator (“BCS”), with regard to the Government/REPO Portfolio, such expense may have the effect of reducing certain fees otherwise payable to BlackRock and BCS with regard to such Portfolio.
     The Secretary of the Treasury may extend the Program beyond the end of the Program Extension through the close of business on September 18, 2009. If the Program is extended beyond the end of the Program Extension, the Fund will consider whether to continue to participate and pay any additional fees.
     Please see the Supplement dated October 10, 2008 to the Fund’s Prospectus dated April 29, 2008 for information relating to the Program.
     For additional information about the Program, please visit the Treasury’s website at http://www.ustreas.gov.
This Supplement should be retained with your Prospectus
for future reference.
SUPPLEMENT DATED DECEMBER 16, 2008
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2008
      Under the caption titled “INVESTMENT ADVISOR AND SERVICE AGENT,” on page 12 of the Statement of Additional Information, the third paragraph is modified by adding the following at the end of such paragraph:
In addition, BlackRock and BCS have voluntarily agreed that if for any day, after giving effect to all expenses, including without limitation, any extraordinary expenses, the yield of the Government/REPO Portfolio would be less than 0.01%, BlackRock and BCS shall waive that portion of their fees for such day (up to all of such fees), so that after giving effect to such waiver and all other fee waivers, such yield would be not less than 0.01%. Either BlackRock or BCS may terminate this voluntary fee waiver upon notice to the other party and the Fund.